Net Income (Loss) Per Share	9 Months Ended
Sep. 30, 2023
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE
11. NET INCOME (LOSS) PER SHARE
Basic net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of common shares outstanding during the applicable period. Diluted net income (loss) per share incorporates the additional shares issuable upon assumed exercise of stock options and the vesting of restricted stock units, except in such case when their inclusion would be anti-dilutive.

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share amounts)	2023	2022	2023	2022
Numerator:
Net income (loss)	$(32,954)	$(33,726)	$(96,842)	$29,290
Denominator:
Weighted-average common shares outstanding-basic	57,853,132	57,447,192	57,788,755	57,372,399
Dilutive securities	—	—	—	528,899

Weighted-average common shares outstanding-diluted	57,853,132	57,447,192	57,788,755	57,901,298
Net income (loss) per share-basic	$(0.57)	$(0.59)	$(1.68)	$0.51

Net income (loss) per share-diluted	$(0.57)	$(0.59)	$(1.68)	$0.51

For the three and nine months ended September 30, 2023, as well as for the three months end September 30, 2022, the effect of dilutive securities including stock options, restricted stock units and unvested common stock from early exercise of options, was excluded from the denominator for the calculation of diluted net loss per share because the Company recognized a net loss for the periods and their inclusion would be anti-dilutive. Anti-dilutive securities excluded for the three months ended September 30, 2023 and 2022 were 12,993,266 and 9,933,508, respectively, and for the nine months ended September 30, 2023 and 2022 were 12,507,026 and 9,048,927, respectively.